Exhibit 99.2

News

SALLI SCHWARTZ

Global Head of Investor Relations and Communications

212.553.4862

sallilyn.schwartz@moodys.com

MICHAEL ADLER

Senior Vice President

Corporate Communications

212.553.4667

michael.adler@moodys.com

MOODY’S CORPORATION PRICES SENIOR UNSECURED NOTES OFFERING

NEW YORK, JUNE 1, 2017

Moody’s Corporation (NYSE: MCO) (“Moody’s” or the “Company”) today announced that it priced its previously announced private offering of $1.0 billion aggregate principal amount of notes consisting of $500 million aggregate principal amount of 2.625% senior unsecured notes due 2023 and $500 million aggregate principal amount of 3.250% senior unsecured notes due 2028 (collectively, the “Notes”). The offering is expected to close on June 12, 2017, subject to customary closing conditions.

Moody’s expects to use the net proceeds from this offering, together with additional borrowings under a new term loan facility, cash from its balance sheet and short term borrowings, to fund the acquisition consideration and pay any fees and expenses associated with the acquisition by Moody’s of Bureau van Dijk Electronic Publishing B.V., a provider of business intelligence and company information products.

J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated are the joint book-running managers of the notes offering.

The Notes being offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. As a result, they may not be offered or sold in the United States or to any U.S. persons, except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Accordingly, the Notes are being offered only to “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. A confidential offering memorandum for the offering of the Notes, dated today, will be made available to such eligible persons. The offering is being conducted in accordance with the terms and subject to the conditions set forth in such confidential offering memorandum.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ABOUT MOODY’S CORPORATION
Moody’s is an essential component of the global capital markets, providing credit ratings, research, tools and analysis that contribute to transparent and integrated financial markets. Moody’s Corporation (NYSE: MCO) is the parent company of Moody’s Investors Service, which provides credit ratings and research covering debt instruments and securities, and Moody’s Analytics, which offers leading-edge software, advisory services and research for credit and economic analysis and financial risk management. The corporation, which reported revenue of $3.6 billion in 2016, employs approximately 10,700 people worldwide and maintains a presence in 36 countries. Further information is available at www.moodys.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements contained in this release are forward-looking statements and are based on future expectations, plans and prospects for Moody’s business and operations that involve a number of risks and uncertainties. The forward-looking statements in this release are made as of the date hereof, and the Company disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, (i) as it relates to the proposed acquisition of Bureau van Dijk Electronic Publishing B.V.: the costs incurred in negotiating and consummating the proposed transaction, including the diversion of management time and attention; the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining regulatory approvals (without any significant conditions being imposed); the possibility that the conditions to closing may not be satisfied and the transaction will not be consummated; the fact that, under the Securities Purchase Agreement entered into in connection with the proposed acquisition, the risk of the business of Bureau van Dijk shifts to Moody’s as of December 31, 2016; not incurring any unforeseen, but significant liabilities; risks relating to the integration of Bureau van Dijk’s operations, products and employees into Moody’s and the possibility that anticipated synergies and other benefits of the proposed acquisition will not be realized in the amounts anticipated or will not be realized within the expected timeframe; risks that the proposed acquisition could have an adverse effect on the business of Bureau van Dijk or its prospects, including, without limitation, on relationships with venders, suppliers or customers; claims made, from time to time, by venders, suppliers or customers; changes in the European or global marketplaces that have an adverse effect on the business of Bureau van Dijk; the outcome of legal proceedings if any which may arise following the announcement of the proposed acquisition; any meaningful changes in the credit markets to the extent that they increase the cost of financing for the transaction; and the ability of Bureau van Dijk to comply successfully with the various governmental regulations applicable to its business, as they exist from time to time, and the risk of any failure relating thereto; and (ii) as it relates to Moody’s generally, world-wide credit market disruptions or an economic slowdown, which could affect the volume of debt and other securities issued in domestic and/or global capital markets; other matters that could affect the volume of debt and other securities issued in domestic and/or global capital markets, including regulation, credit quality concerns, changes in interest rates and other volatility in the financial markets such as that due to the U.K.’s referendum vote whereby the U.K. citizens voted to withdraw from the EU; the level of merger and acquisition activity in the U.S. and abroad; the uncertain effectiveness and possible collateral consequences of U.S. and foreign government actions affecting world-wide credit markets, international trade and economic policy; concerns in the marketplace affecting our credibility or otherwise affecting market perceptions of the integrity or utility of independent credit agency ratings; the introduction of competing products or technologies by other companies; pricing pressure from competitors and/or customers; the level of success of new product development and global expansion; the impact of regulation as an NRSRO, the potential for new U.S., state and local legislation and regulations, including provisions in the Financial Reform Act and regulations resulting from that Act; the potential for increased competition and regulation in the EU and other foreign jurisdictions; exposure to litigation related to our rating opinions, as well as any other litigation, government and regulatory proceedings, investigations and inquires to which the Company may be subject from time to time; provisions in the Financial Reform Act legislation modifying the pleading standards, and EU regulations modifying the liability standards, applicable to credit rating agencies in a manner adverse to credit rating agencies; provisions of EU regulations imposing additional procedural and substantive requirements on the pricing of services;

the possible loss of key employees; failures or malfunctions of our operations and infrastructure; any vulnerabilities to cyber threats or other cybersecurity concerns; the outcome of any review by controlling tax authorities of the Company’s global tax planning initiatives; exposure to potential criminal sanctions or civil remedies if the Company fails to comply with foreign and U.S. laws and regulations that are applicable in the jurisdictions in which the Company operates, including sanctions laws, anti-corruption laws, and local laws prohibiting corrupt payments to government officials; the impact of mergers, acquisitions or other business combinations and the ability of the Company to successfully integrate acquired businesses; currency and foreign exchange volatility; the level of future cash flows; the levels of capital investments; and a decline in the demand for credit risk management tools by financial institutions. These factors, risks and uncertainties as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements are described in greater detail under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and in other filings made by the Company from time to time with the SEC or in materials incorporated therein. Stockholders and investors are cautioned that the occurrence of any of these factors, risks and uncertainties may cause the Company’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements, which could have a material and adverse effect on the Company’s business, results of operations and financial condition. New factors may emerge from time to time, and it is not possible for the Company to predict new factors, nor can the Company assess the potential effect of any new factors on it.